UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 25, 2013

DEALERTRACK TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 734-3600

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 7.01 Regulation FD Disclosure

Item 9.01 Financial Statements and Exhibits

EXHIBIT INDEX

None.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On April 25, 2013, Joe Payne joined the Board of Directors of DealerTrack Technologies, Inc. (the “Company”) as a Class III director. The term for Class III directors expires at the Company’s 2014 annual meeting of stockholders.

Item 7.01 Regulation FD Disclosure

On April 29, 2013, the Company issued a press release entitled “Joe Payne joins Dealertrack Technologies Board of Directors” a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01            Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1.	Registrant’s Press Release dated April 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2013

DealerTrack Technologies, Inc.

By: /s/ Eric D. Jacobs
Eric D. Jacobs
Executive Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1.	Registrant’s Press Release dated April 29, 2013.